Exhibit 10.11

Amendment to Forward Purchase Agreement

THIS AMENDMENT TO FORWARD PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of February 17, 2021, by and among Medicus Sciences Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Altium MSAC, LLC, a Delaware limited liability company, and Structure Alpha LLC, a Delaware limited liability company (each a “Purchaser”, and collectively, the “Purchasers”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Forward Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Purchasers are parties to that certain Forward Purchase Agreement, dated as of February 2, 2021 (the “Forward Purchase Agreement”), pursuant to which the Purchasers have agreed to purchase an aggregate of up to $16,000,000 of Forward Purchase Units at a purchase price of $10.00 per unit in one or more private placements in such amounts and at such time or times as the Purchasers determine but no later than simultaneously with the closing of the Company’s initial business combination;

WHEREAS, the Company and the Purchasers have also agreed that, to the extent that the Purchasers offer a bridge loan or any other form of financing to a target company in connection with a proposed initial business combination between the Company and that target company, the Purchasers’ forward purchase obligation shall be reduced by the amount of such loan or other financing, as described in the Company’s Registration Statement, which agreement was inadvertently left out of the Forward Purchase Agreement; and

WHEREAS, the parties hereto desire to amend the Forward Purchase Agreement to in order to fully reflect the terms and conditions agreed upon by the parties hereto, and conform the terms and conditions of the Forward Purchase Agreement to the Registration Statement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            Amendments to Forward Purchase Agreement. The parties hereto hereby agree that, Section 1(a) of the Forward Purchase Agreement is hereby amended and supplemented by the addition of the following provision:

(v) To the extent that any Purchaser provides any equity, debt or any other form of financing or a combination of the forgoing to a target company in connection with a proposed initial business combination between the Company and that target company, such Purchaser’s Individual Maximum Forward Purchase Obligation shall be reduced by the amount of such financing; provided, however, the terms and conditions of such financing are subject to the approval of the parties hereto.

2.            Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Forward Purchase Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Forward Purchase Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Forward Purchase Agreement in the Forward Purchase Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Forward Purchase Agreement, as amended by this Amendment (or as the Forward Purchase Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Forward Purchase Agreement.

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IN WITNESS WHEREOF, each party hereto has caused this Amendment to Forward Purchase Agreement to be executed and delivered as of the date first set forth above.

PURCHASERS:

ALTIUM MSAC, LLC

By:	Altium Growth Fund, LP, its sole member
By:	Altium Capital Management, LP, its investment manager

By:	/s/ Mark Gottlieb
Name: Mark Gottlieb
Title: Authorized Signatory

Address:	152 W 57th St FL 20
New York, NY 10019

STRUCTURE ALPHA LLC

By:	Sio Capital Management, LLC, its investment manager

By:	/s/ Michael Castor
Name: Michael Castor
Title: Managing Member

Address:	152 W 57th St FL 20
New York, NY 10019

COMPANY:

MEDICUS SCIENCES ACQUISITION CORP.

By:	/s/ Michael Castor
Name: Michael Castor
Title: Chief Executive Officer

[Signature Page to Amendment to the Forward Purchase Agreement]

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